UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): May 18, 2012


                               CEL-SCI CORPORATION
                    ---------------------------------------
             (Exact name of Registrant as specified in its charter)



          Colorado                    0-11503                   84-0916344
----------------------------     ---------------------   -----------------------
(State or other jurisdiction     (Commission File No.)   (IRS Employer
of incorporation)                                        Identification No.)


                         8229 Boone Boulevard, Suite 802
                             Vienna, Virginia 22182
              ----------------------------------------------------
          (Address of principal executive offices, including Zip Code)



             Registrant's telephone number, including area code: (703) 506-9460
                                                                 --------------


                                       N/A
                        -------------------------------
          (Former name or former address if changed since last report)



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Item 5.07. Submission of Matters to a Vote of Securities Holders.

     The annual meeting of Cel-Sci's shareholders was held on May 18, 2012. At the meeting the following persons were elected as directors for the upcoming year:

                Name                  Votes For       Votes Withheld
                ----                  ---------       --------------

            Maximillian de Clara    40,711,166           13,364,662
            Geert R. Kersten        43,034,150           11,041,678
            Alexander Esterhazy     43,461,259           10,614,569
            C. Richard Kinsolving   43,321,927           10,753,901
            Peter R. Young          43,469,014           10,606,804

     At the meeting the following proposals were ratified by the shareholders.

     (1) to approve the adoption of CEL-SCI's 2012 Incentive Stock Option Plan which provides that up to 2,000,000 shares of common stock may be issued upon the exercise of options granted pursuant to the Incentive Stock Option Plan;

     (2) to approve the adoption of CEL-SCI's 2012 Non-Qualified Stock Option Plan which provides that up to 2,000,000 shares of common stock may be issued upon the exercise of options granted pursuant to the Non-Qualified Stock Option Plan;

     (3) to approve the adoption of CEL-SCI's 2012 Stock Bonus Plan which provides that up to 2,000,000 shares of common stock may be issued to persons granted stock bonuses pursuant to the Stock Bonus Plan;

     (4) to approve an amendment to CEL-SCI's Stock Compensation Plan to provide for the issuance of up to 2,000,000 additional restricted shares of common stock to CEL-SCI's directors, officers, employees and consultants for services provided to the Company;

     (5) to approve an amendment to CEL-SCI's Articles of Incorporation such that CEL-SCI would be authorized to issue up to 600,000,000 shares of common stock; and

     (6) to ratify the appointment of BDO USA, LLP as CEL-SCI's independent registered public accounting firm for the fiscal year ending September 30, 2012;

     The following is a tabulation of votes cast with respect to these proposals:

                                       1

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                                Votes
                   -----------------------------                Broker
    Proposal       For        Against    Abstain               Non-Votes
    --------       ---        -------    -------               ---------

      1.        34,334,889    17,870,888  1,870,051           144,600,620
      2.        33,247,537    18,884,175  1,944,116           144,600,620
      3.        33,228,273    18,723,305  2,124,250           144,600,620
      4.        33,925,060    19,503,873    646,895           144,600,620
      5.       132,422,994    64,026,281  2,025,860               201,313
      6.       182,961,813    12,820,921  2,893,714                    0


                                       3

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 18, 2012                 CEL-SCI CORPORATION



                                    By: /s/ Geert Kersten
                                        --------------------------------------
                                        Geert Kersten, Chief Executive Officer




                                       4

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